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Annual Report
August 31, 2001

Merrill Lynch
California
Insured
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

DEAR SHAREHOLDER

On July 23, 2001, Merrill Lynch California Municipal Bond Fund acquired all of the assets of Merrill Lynch California Insured Municipal Bond Fund and Merrill Lynch California Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Series Trust. At that time, the Fund was renamed Merrill Lynch California Insured Municipal Bond Fund. We believe the Fund's new name is appropriate given the adoption of the Fund's new investment policy, which requires the Fund to invest at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing payment of principal at maturity and interest when due.

The Municipal Market Environment

In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended August 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.2%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first eight months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.50%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates can also reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, taxable bond yields for the six months ended August 31, 2001 were little changed from their late February 2001 levels. Yields initially declined into March before rising into early May and declined once again for the remainder of the August period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded to these actions by declining to recent historic lows. By late March, long-term US Treasury bond yields had declined to 5.26%.

Initially, US equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point (2.50%) decrease in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment reported in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001.


1
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Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline at the end of August 2001 to 5.37%.

During the six months ended August 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of February 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond very positively to this increased demand and long-term tax-exempt municipal bond yields declined to approximately 5.25% by August 31, 2001, a 25 basis point decline from February 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended August 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same six-month period a year earlier. During the three months ended August 31, 2001, tax-exempt bond issuance remained heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of almost 40% compared to the same period a year ago.

Historically, early August has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $7 billion. The same eight-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

decline in short-term interest rates by the Federal Reserve Board by August 31, 2001, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. Given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.

Portfolio Strategy

During the six months ended August 31, 2001, our portfolio strategy had two principal components. First, we viewed the municipal marketplace as being fully priced. California insured bonds have been trading at levels where historically retail investors began to pull back from the market. Consequently, we positioned the Fund in a more neutral market, in an even more slightly defensive investment stance. From this point, we expect to focus on enhancing return through a higher level of couponing and minimizing price volatility by concentrating assets in shorter maturity, more defensively structured paper. Second, with the Fund's reorganization and amended investment policy, the portfolio needed to be slightly restructured to ensure its compliance with the new prospectus guidelines. We sold some Fund holdings and reinvested the proceeds in AAA-insured securities in order that at least 80% of the Fund's total assets were covered by bond insurance. We believe that the current portfolio mix is appropriate and is positioned to provide a generous degree of current yield to shareholders seeking tax-exempt income within the prospectus limitations of an insured portfolio.

Fiscal Year in Review

For the fiscal year ended August 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +10.04%, +9.48%, +9.37% and +9.93%, respectively. This compares with the +10.19% return of the Fund's unmanaged benchmark Lehman Brothers Municipal Bond Index for the same 12-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5-7 of this report to shareholders.)

Our portfolio strategy for much of the fiscal year ended August 31, 2001 kept some familiar themes. We focused on enhancing current yield, sometimes at the expense of potential price appreciation. The fiscal year began with both US Treasury security interest rates and California insured municipal bond interest rates near 5%. With this as a starting point, we structured the Fund to protect net asset valuation. We believed that at these levels there was more downside to municipal bond prices than potential upside. This proved to be the case in June 2001 as both US Treasury securities and tax-exempt interest rates rose. However, the negative effect on the municipal market was muted, as a result of increased demand, mainly arising from continued declines in the equity market. Our defensive strategy preserved much of the Fund's net asset value and its higher current yield, but generated performance that was slightly below the Fund's benchmark return for the 12-month period ended August 31, 2001. We maintained this strategy despite the more recent fixed-income market rally. We continue to focus on the current yield side of the total return equation, believing that our shareholders are best served with a relatively high current return without the price swings associated with timing market movements. For the 12-month period ended August 31, 2001, 82% of the Fund's assets were held in AAA-rated insured securities with another 8% in securities rated AAA through escrow agreements.

The Fund's recent reorganization should allow the Fund to benefit from the economies of scale that result from managing a larger basket of assets in addition to the operational savings of lower fund expenses. Going forward, we expect to maintain asset valuation near current levels, cognizant that the economic and technical backdrop for California municipal bonds may not remain positive.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

In Conclusion

We appreciate your ongoing interest in Merrill Lynch California Insured Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

September 28, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

                       A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                           Ten Years/
                                                              6-Month       12-Month     Since Inception  Standardized
As of August 31, 2001                                      Total Return   Total Return    Total Return    30-Day Yield
======================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares      +5.14%         +10.04%        +91.26%          4.05%
----------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares      +4.87          + 9.48         +81.77           3.72
----------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares      +4.81          + 9.37         +52.22           3.62
----------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class D Shares      +5.08          + 9.93         +57.60           3.96
======================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

Total Return Based on a $10,000 Investment

ML California Insured Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from August 1991 to August 2001:

                            8/91      8/92      8/93      8/94      8/95      8/96
ML California Insured
Municipal Bond Fund+--
Class A Shares*             $9,600    $10,582   $11,978   $11,868   $12,669   $13,496
ML California Insured
Municipal Bond Fund+--
Class B Shares*             $10,000   $10,968   $12,352   $12,167   $12,927   $13,701
Lehman Brothers Municipal
Bond Index++                $10,000   $11,116   $12,472   $12,489   $13,596   $14,308

                            8/97      8/98      8/99      8/00      8/01
ML California Insured
Municipal Bond Fund+--
Class A Shares*             $14,650   $15,879   $15,593   $16,688   $18,363
ML California Insured
Municipal Bond Fund+--
Class B Shares*             $14,809   $15,970   $15,590   $16,600   $18,174
Lehman Brothers Municipal
Bond Index++                $15,631   $16,983   $17,068   $18,224   $20,081

ML California Insured Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to August 2001:

                           10/21/94**  8/95        8/96        8/97        8/98        8/99
ML California Insured
Municipal Bond Fund+--
Class C Shares*            $10,000     $10,891     $11,531     $12,451     $13,404     $13,082
ML California Insured
Municipal Bond Fund+--
Class D Shares*             $9,600     $10,501     $11,176     $12,129     $13,133     $12,873

                            8/00       8/01
ML California Insured
Municipal Bond Fund+--
Class C Shares*             $13,915    $15,219
ML California Insured
Municipal Bond Fund+--
Class D Shares*             $13,763    $15,130

                            10/31/94** 8/95        8/96        8/97        8/98        8/99
Lehman Brothers Municipal
Bond Index++                $10,000    $11,248     $11,837     $12,931     $14,049     $14,119

                            8/00       8/01
Lehman Brothers Municipal
Bond Index++                $15,076    $16,613

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML California Insured Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                               % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/01                               +9.35%           +4.97%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                             +5.78            +4.92
--------------------------------------------------------------------------------
Ten Years Ended 6/30/01                              +6.53            +6.10
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                     % Return         % Return
                                                   Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/01                                +8.79%           +4.79%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                              +5.25            +5.25
--------------------------------------------------------------------------------
Ten Years Ended 6/30/01                               +6.00            +6.00
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                     % Return         % Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/01                                +8.69%           +7.69%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                              +5.14            +5.14
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/01                  +5.85            +5.85
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/01                               +9.23%           +4.87%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                             +5.68            +4.82
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/01                 +6.39            +5.74
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's    Face
Ratings   Ratings   Amount                                           Issue                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
California--95.7%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 2,625    ABAG Finance Authority for Nonprofit Corporations, California, COP
                               (Children's Hospital Medical Center), 6% due 12/01/2029 (a)                                  $  2,939
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         3,750    Alameda, California, Public Financing Authority, Local Agency Special Tax Revenue
                               Bonds (Community Facility Number 1), Series A, 7% due 8/01/2019                                 4,137
------------------------------------------------------------------------------------------------------------------------------------
                               Alameda Corridor, California, Transportation Authority Revenue Bonds,
                               Senior Lien, Series A (g):
AAA       Aaa         6,575      5.125% due 10/01/2018                                                                         6,901
AAA       Aaa         2,600      5.25% due 10/01/2021                                                                          2,735
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,680    Alameda County, California, COP (Financing Project), 6% due 9/01/2006 (g)(h)                    1,899
------------------------------------------------------------------------------------------------------------------------------------
                               Alameda County, California, COP Refunding, Series A (g):
NR*       Aaa         2,185      5.375% due 12/01/2016                                                                         2,407
NR*       Aaa         1,250      5.375% due 12/01/2017                                                                         1,366
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    Anaheim, California, Public Financing Authority, Tax Allocation Revenue
                               Refunding Bonds, RITES, 10.12% due 12/28/2018 (g)(i)                                            5,220
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Bakersfield, California, COP, Refunding (Convention Center Expansion Project),
                               5.875% due 4/01/2022 (g)                                                                        2,159
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         6,000    Bay Area Government Association, California, Revenue Refunding Bonds
                               (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (f)                         6,628
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1@        200    Bay Area Toll Authority California Toll Bridge Revenue Bonds (San Francisco Bay Area),
                               VRDN, Series A, 2.35% due 4/01/2036 (a)(j)                                                        200
------------------------------------------------------------------------------------------------------------------------------------
                               California Educational Facilities Authority, Revenue Refunding Bonds (g):
NR*       Aaa         9,000      RIB, Series 413, 9.92% due 10/01/2026 (i)                                                    10,691
NR*       Aaa         1,025      (University of the Pacific), 5.875% due 11/01/2020                                            1,142
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa2           700    California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026 (e)                711
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa2         3,350    California HFA Revenue Bonds, RIB, AMT, Series B-2, 10.075% due 8/01/2023 (e)(i)                3,689
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,000    California Health Facilities Finance Authority, Insured Health Facility Revenue
                               Refunding Bonds (Catholic Healthcare West), Series A, 6% due 7/01/2017 (g)                      3,330
------------------------------------------------------------------------------------------------------------------------------------
                               California Health Facilities Finance Authority Revenue Bonds, Series A:
AAA       Aaa         2,000      (Scripps Memorial Hospital), 6.375% due 10/01/2022 (g)                                        2,118
NR*       Aa3         5,780      (Scripps Research Institute), 6.625% due 7/01/2014                                            6,197
------------------------------------------------------------------------------------------------------------------------------------
                               California Health Facilities Finance Authority, Revenue Refunding Bonds, VRDN (j):
A1+       VMIG1@      2,200      (Adventist Hospital), Series A, 2.35% due 9/01/2028 (g)                                       2,200
A1+       VMIG1@      1,700      (Sutter/Catholic Healthcare System), Series B, 2.35% due 7/01/2012 (a)                        1,700
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
INFLOS     Inverse Floating Rate Municipal Bonds
LEVRRS     Leveraged Reverse Rate Securities
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
VRDN       Variable Rate Demand Notes

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's    Face
Ratings   Ratings   Amount                                           Issue                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*       $10,000    California Health Facilities Financing Authority Revenue Bonds, DRIVERS,
                               Series 181, 9% due 6/01/2022 (f)(i)                                                          $ 11,253
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           750    California State, GO, 6.35% due 11/01/2004 (d)                                                    832
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,695    California State, GO, Refunding, 5.50% due 3/01/2013 (d)                                       11,953
------------------------------------------------------------------------------------------------------------------------------------
                               California State Public Works Board, Lease Revenue Bonds:
AAA       NR*         1,500      DRIVERS, Series 209, 9.31% due 3/01/2016 (a)(i)                                               1,717
A         Aaa        10,000      (Department of Corrections), Series A, 7% due 11/01/2004 (h)                                 11,523
AAA       Aaa         2,800      (Department of Health Services), Series A, 5.625% due 11/01/2019 (g)                          3,053
------------------------------------------------------------------------------------------------------------------------------------
                               California State Public Works Board, Lease Revenue Refunding Bonds:
AAA       Aaa        10,000      (Department of Corrections), Series B, 5.625% due 11/01/2019 (g)                             10,744
AAA       Aaa         1,500      (Various Community Colleges Project), Series B, 5.625% due 3/01/2019 (a)                      1,602
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,580    California State University and Colleges, Housing System Revenue Refunding
                               Bonds, 5.80% due 11/01/2017 (d)                                                                 1,694
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         6,000    California Statewide Communities Development Authority, COP, Refunding
                               (Huntington Memorial Hospital), 5.80% due 7/01/2026 (b)                                         6,408
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           400    California Statewide Communities Development Authority, Lease Revenue
                               Refunding Bonds (Oakland Convention Center Projects), 5.70% due 10/01/2002 (a)(c)                 414
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,700    Contra Costa County, California, Public Financing Authority, Lease Revenue
                               Refunding Bonds (Various Capital Facilities), Series A, 5.35% due 8/01/2024 (g)                 2,826
------------------------------------------------------------------------------------------------------------------------------------
BBB       NR*           340    Contra Costa County, California, Public Financing Authority, Tax Allocation
                               Revenue Bonds, Series A, 7.10% due 8/01/2022                                                      351
------------------------------------------------------------------------------------------------------------------------------------
                               Corona, California, COP, Refunding (Corona Community):
AAA       Aaa         1,915      8% due 3/01/2009 (h)                                                                          2,482
AAA       Aaa         2,065      8% due 3/01/2010 (h)                                                                          2,720
AAA       Aaa         2,230      8% due 3/01/2011 (h)                                                                          2,975
AAA       Aaa         2,410      8% due 3/01/2012 (h)                                                                          3,237
AAA       Aaa         2,605      8% due 3/01/2013 (h)                                                                          3,518
AAA       Aaa         2,810      8% due 3/01/2014 (h)                                                                          3,811
AAA       Aaa         3,035      8% due 3/01/2015 (c)                                                                          4,127
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,250    Cucamonga, California, County Water District, COP, Refunding, 5.50% due 9/01/2024 (d)           1,344
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         8,000    East Bay-Delta, California, HFA Revenue Bonds (Lease Purchase Program),
                               Series A, 4.25% due 6/01/2005 (g)                                                               8,271
------------------------------------------------------------------------------------------------------------------------------------
                               Grossmont, California, Unified High School District, COP (f):
AAA       Aaa         1,220      5.65% due 9/01/2017                                                                           1,339
AAA       Aaa         2,250      5.75% due 9/01/2026                                                                           2,449
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,750    Hawthorne, California, School District, GO, Series A, 5.50% due 5/01/2022 (d)                   2,937
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,500    Imperial Irrigation District, California, COP (Electric System Project),
                               6% due 11/01/2004 (h)(g)                                                                        3,931
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Industry, California, Urban Development Agency Tax Allocation Refunding Bonds
                               (Transportation District Industrial Redevelopment Project 2), 6.50% due 11/01/2016 (g)          2,649
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,080    Irvine, California, Unified School District, Special Tax Refunding Bonds
                               (Community Facilities District No. 86-1), 5.50% due 11/01/2017 (a)                              5,488
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,320    Livermore, California, Redevelopment Agency, Tax Allocation Revenue Refunding
                               Bonds (Livermore Redevelopment Project Area), Series A, 5.25% due 8/01/2018 (g)                 3,534
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's    Face
Ratings   Ratings   Amount                                           Issue                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
                               Long Beach, California, Improvement Bond Act 1915 (Assessment District 90-2):
NR*       NR*       $   465      7% due 9/02/2001                                                                           $    465
NR*       NR*           495      7.05% due 9/02/2002                                                                             513
NR*       NR*           530      7.10% due 9/02/2003                                                                             555
NR*       NR*           570      7.15% due 9/02/2004                                                                             596
NR*       NR*           610      7.20% due 9/02/2005                                                                             637
NR*       NR*           650      7.25% due 9/02/2006                                                                             679
NR*       NR*         4,040      7.50% due 9/02/2011                                                                           4,214
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,000    Long Beach, California, Special Tax Bonds (Community Facilities District No. 3--Pine Ave.),
                               6.375% due 9/01/2023                                                                            1,056
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         4,000    Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles),
                               6.20% due 11/01/2031 (a)                                                                        4,575
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Community College District, GO, Series A (g):
AAA       Aaa        12,265      5.50% due 8/01/2020                                                                          13,237
AAA       Aaa         5,035      5.50% due 8/01/2021                                                                           5,417
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,150    Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                               Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2016 (f)                               5,658
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,000    Los Angeles, California, Convention and Exhibition Center Authority,
                               COP, 9% due 12/01/2005 (h)                                                                      8,746
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           200    Los Angeles, California, Department of Airports, Airport Revenue Refunding Bonds,
                               Series A, 6% due 5/15/2005 (d)                                                                    222
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    Los Angeles, California, Department of Water and Power, Waterworks
                               Revenue Bonds, 6.10% due 10/15/2009 (d)(h)                                                      5,977
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         6,000    Los Angeles, California, GO, Series A, 5% due 9/01/2016 (g)                                     6,318
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         7,000    Los Angeles, California, Harbor Department Revenue Bonds,
                               RITR, AMT, Series RI-7, 10.295% due 11/01/2026 (g)(i)                                           8,550
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         5,000    Los Angeles, California, Harbor Department Revenue Refunding Bonds,
                               7.60% due 10/01/2018 (c)                                                                        6,416
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,500    Los Angeles, California, Water and Power Revenue Refunding Bonds (Power System),
                               Series A-A-1, 5.25% due 7/01/2020 (f)                                                           5,807
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,100    Los Angeles County, California, Community Facilities District Number 3, Special Tax
                               Refunding Bonds (Improvement Area B), Series A, 5.625% due 9/01/2016 (a)                        1,218
------------------------------------------------------------------------------------------------------------------------------------
                               Metropolitan Water District of Southern California, Waterworks Revenue
                               Refunding Bonds, Series A (g):
AAA       Aaa         1,000      5.375% due 7/01/2012                                                                          1,127
AAA       Aaa         5,260      5.375% due 7/01/2013                                                                          5,906
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         2,575    Monterey County, California, COP, Master Plan Financing, 5.25% due 8/01/2017 (g)                2,754
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,140    Mount Diablo, California, Unified School District (Community Facilities District
                               Special Tax, Number 1), 6.30% due 8/01/2022 (a)                                                 2,253
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        15,000    Northern California, Transmission Revenue Refunding Bonds (California-Oregon
                               Transmission Project), Series A, 5.25% due 5/01/2020 (g)                                       15,345
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,635    Ontario, California, Redevelopment Financing Authority, Revenue Refunding Bonds
                               (Cimarron Project No.1--Center City), 6.375% due 8/01/2020 (g)                                  5,834
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,025    Palm Desert, California, Financing Authority, Tax Allocation Revenue
                               Refunding Bonds (Project Area Number 1), 5.45% due 4/01/2018 (g)                                1,095
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's    Face
Ratings   Ratings   Amount                                           Issue                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa       $ 1,000    Petaluma, California, Community Development Commission Tax Allocation Bonds
                               (Petaluma Community Development Project), Series A, 5.75% due 5/01/2030 (g)                  $  1,077
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         7,835    Pleasanton, California, Joint Powers Financing Authority, Revenue Refunding
                               Reassessment Bonds, Sub-Series B, 6.75% due 9/02/2017                                           8,208
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Pomona, California, Public Financing Authority Revenue Refunding Bonds
                               (Southwest Pomona Redevelopment Project), Series W, 5% due 2/01/2024 (g)                        2,023
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Port Oakland, California, Port Revenue Refunding Bonds, Series I, 5.60% due 11/01/2019 (g)      1,080
------------------------------------------------------------------------------------------------------------------------------------
AAAr      Aaa         8,295    Port Oakland, California, RITR, AMT, Class R, Series 5, 9.362% due 11/01/2012 (d)(i)           10,026
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,750    Riverside County, California, Asset Leasing Corporation, Leasehold Revenue
                               Refunding Bonds (Riverside County Hospital Project), Series B, 5.70% due 6/01/2016 (g)          1,985
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,865    Sacramento, California, City Financing Authority, Capital Improvement Revenue
                               Bonds (Solid Waste and Redevelopment Project), 5.75% due 12/01/2022 (a)                         4,249
------------------------------------------------------------------------------------------------------------------------------------
                               Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds:
AAA       Aaa         9,000      INFLOS, 9.984% due 8/15/2018 (d)(i)                                                           9,900
AAA       Aaa         8,000      Series L, 5.125% due 7/01/2022 (g)                                                            8,210
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,700    Sacramento, California, Power Authority Revenue Bonds (Cogeneration Project),
                               5.875% due 7/01/2015 (g)                                                                        1,851
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    Sacramento County, California, Airport System Revenue Refunding Bonds,
                               Sub-Series B, 5% due 7/01/2026 (d)                                                             10,099
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,500    Saddleback Valley, California, Unified School District, Public Financing Authority,
                               Special Tax Revenue Refunding Bonds, Series A, 5.65% due 9/01/2017 (f)                          3,731
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    San Bernardino, California, Joint Powers Financing Authority, Lease Revenue Bonds
                               (Department of Transportation Lease), Series A, 5.50% due 12/01/2020 (g)                        2,107
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    San Bernardino, California, Joint Powers Financing Authority, Tax Allocation
                               Revenue Refunding Bonds, Series A, 5.75% due 10/01/2015 (f)                                     4,324
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         4,000    San Bernardino County, California, COP, Refunding (Medical Center Financing Project),
                               5.50% due 8/01/2019 (g)                                                                         4,186
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    San Diego, California, Certificates of Undivided Interest, Water Utility Fund,
                               Net System Revenue Bonds, 5% due 8/01/2021 (d)                                                 10,202
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Airport Commission, International
                               Airport Revenue Bonds, AMT, Second Series:
AAA       Aaa         6,500      Issue 6, 6.60% due 5/01/2020 (a)                                                              7,078
AAA       Aaa         5,500      Issue 11, 6.25% due 5/01/2005 (d)(h)                                                          6,188
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,250    San Francisco, California, City and County Airport Commission, International
                               Airport, Special Facilities Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
                               Series A, 6.10% due 1/01/2020 (f)                                                               1,374
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    San Francisco, California, State Building Authority, Lease Revenue Bonds
                               (San Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (a)                        4,163
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,960    San Jose, California, Airport Revenue Refunding Bonds, Series A, 5.25% due 3/01/2018 (d)        3,144
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,000    San Jose, California, Redevelopment Agency Tax Allocation Bonds (Merged Area
                               Redevelopment Project), 5% due 8/01/2026 (a)                                                    7,070
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,420    San Jose--Evergreen, California, Community College District, GO, Series B,
                               5.50% due 9/01/2021 (d)                                                                         1,520
------------------------------------------------------------------------------------------------------------------------------------
                               San Juan, California, Unified School District, GO:
AAA       Aaa         3,740      5.625% due 8/01/2017 (d)                                                                      4,138
AAA       Aaa         3,000      5.70% due 8/01/2019 (f)                                                                       3,306
AAA       Aaa         4,345      5.625% due 8/01/2020 (d)                                                                      4,736
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's    Face
Ratings   Ratings   Amount                                           Issue                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
California (concluded)
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $10,000    Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                               (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2004 (a)(h)                    $ 11,472
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Santa Clara County, California, Financing Authority, Lease Revenue Refunding
                               Bonds, Series A, 5% due 11/15/2017 (a)                                                          1,556
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        10,000    Santa Clara Valley, California, Water District, COP, Refunding, RIB, Series 411,
                               9.92% due 2/01/2024 (d)(i)                                                                     11,444
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds
                               (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)                               4,446
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Santa Rosa, California, High School District, GO, 5.70% due 5/01/2021 (f)                       1,079
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    Santa Rosa, California, Wastewater Revenue Refunding Bonds (Subregional
                               Wastewater Project), Series A, 5% due 9/01/2022 (d)                                            10,130
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Southwestern Community College, District of California, GO, 5.625% due 8/01/2018 (a)            1,111
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,630    Temecula Valley, California, Unified School District, GO, Series F, 5.80% due 9/01/2014 (f)     1,788
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    University of California Revenue Bonds (Multi-Purpose Projects), Series F,
                               5% due 9/01/2017 (d)                                                                            5,162
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.5%
------------------------------------------------------------------------------------------------------------------------------------
AAAr      Aaa         7,300    Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                               9.382% due 7/01/2016 (g)(i)                                                                     8,788
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                               Revenue Bonds, Series B, 5.75% due 7/01/2018 (g)                                                2,222
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, LEVRRS,
                               9.178% due 7/01/2002 (f)(h)(i)                                                                  1,086
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$445,853)--98.2%                                                                                    488,980

Other Assets Less Liabilities--1.8%                                                                                            9,212
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $498,192
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
(j) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
 *    Not Rated.
 @    Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2001

Assets:            Investments, at value (identified cost--$445,852,657) .                $ 488,979,593
                   Cash ..................................................                      975,488
                   Receivables:
                     Interest ............................................   $7,938,116
                     Beneficial interest sold ............................    1,532,280
                     Securities sold .....................................       37,060       9,507,456
                                                                             ----------
                   Prepaid registration fees and other assets ............                      100,641
                                                                                          -------------

                   Total assets ..........................................                  499,563,178
                                                                                          -------------
-------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Dividends to shareholders ...........................      443,322
                     Beneficial interest redeemed ........................      232,620
                     Reorganization costs ................................      222,000
                     Investment adviser ..................................      214,251
                     Distributor .........................................      130,842       1,243,035
                                                                             ----------
                   Accrued expenses and other liabilities ................                      128,077
                                                                                          -------------
                   Total liabilities .....................................                    1,371,112
                                                                                          -------------
-------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ............................................                $ 498,192,066
                                                                                          =============
-------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value,
Consist of:        unlimited number of shares authorized .................                $     347,413
                   Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .................                    1,882,007
                   Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .................                      138,998
                   Class D Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .................                    1,864,854
                   Paid-in capital in excess of par ......................                  467,972,976
                   Accumulated realized capital losses on investments--net                  (17,141,118)
                   Unrealized appreciation on investments--net ...........                   43,126,936
                                                                                          -------------
                   Net assets ............................................                $ 498,192,066
                                                                                          =============
-------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $40,877,056 and
                   3,474,133 shares of beneficial interest outstanding ...                $       11.77
                                                                                          =============
                   Class B--Based on net assets of $221,515,686 and
                   18,820,069 shares of beneficial interest outstanding ..                $       11.77
                                                                                          =============
                   Class C--Based on net assets of $16,357,044 and
                   1,389,978 shares of beneficial interest outstanding ...                $       11.77
                                                                                          =============
                   Class D--Based on net assets of $219,442,280 and
                   18,648,540 shares of beneficial interest outstanding ..                $       11.77
                                                                                          =============
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

Statement of Operations

                                                                                       For the Year Ended
                                                                                          August 31, 2001
---------------------------------------------------------------------------------------------------------
Investment Income:  Interest and amortization of premium and discount earned                  $25,356,342
---------------------------------------------------------------------------------------------------------
Expenses:           Investment advisory fees ...............................   $ 2,402,943
                    Account maintenance and distribution fees--Class B .....       960,412
                    Reorganization expenses ................................       222,000
                    Account maintenance fees--Class D ......................       200,432
                    Accounting services ....................................       169,150
                    Professional fees ......................................        96,775
                    Transfer agent fees--Class B ...........................        71,591
                    Account maintenance and distribution fees--Class C .....        70,011
                    Printing and shareholder reports .......................        67,299
                    Transfer agent fees--Class D ...........................        61,203
                    Custodian fees .........................................        44,989
                    Registration fees ......................................        37,981
                    Trustees' fees and expenses ............................        23,975
                    Pricing fees ...........................................        20,142
                    Transfer agent fees--Class A ...........................        10,127
                    Transfer agent fees--Class C ...........................         4,522
                    Other ..................................................        26,503
                                                                               -----------
                    Total expenses before reimbursement ....................     4,490,055
                    Reimbursement of expenses ..............................          (123)
                                                                               -----------
                    Total expenses after reimbursement .....................                    4,489,932
                                                                                              -----------
                    Investment income--net .................................                   20,866,410
                                                                                              -----------
---------------------------------------------------------------------------------------------------------
Realized &          Realized gain on investments--net ......................                    9,044,565
Unrealized          Change in unrealized appreciation on investments--net ..                   11,329,465
Gain on                                                                                       -----------
Investments--Net:   Net Increase in Net Assets Resulting from Operations ...                  $41,240,440
                                                                                              ===========
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

Statements of Changes in Net Assets

                                                                                    For the Year Ended
                                                                                        August 31,
                                                                              ------------------------------
Increase (Decrease) in Net Assets:                                                2001             2000
------------------------------------------------------------------------------------------------------------
Operations:           Investment income--net ..............................   $  20,866,410    $  23,152,659
                      Realized gain (loss) on investments--net ............       9,044,565      (20,285,317)
                      Change in unrealized appreciation on investments--net      11,329,465       24,293,874
                                                                              -------------    -------------
                      Net increase in net assets resulting from operations       41,240,440       27,161,216
                                                                              -------------    -------------
------------------------------------------------------------------------------------------------------------
Dividends to          Investment income--net:
Shareholders:           Class A ...........................................      (1,671,933)      (1,771,827)
                        Class B ...........................................      (8,844,710)     (10,985,694)
                        Class C ...........................................        (525,333)        (489,378)
                        Class D ...........................................     (10,046,434)      (9,905,760)
                                                                              -------------    -------------
                      Net decrease in net assets resulting from dividends
                      to shareholders .....................................     (21,088,410)     (23,152,659)
                                                                              -------------    -------------
------------------------------------------------------------------------------------------------------------
Beneficial Interest   Net increase (decrease) in net assets derived from
Transactions:         beneficial interest transactions ....................      42,004,021      (80,602,960)
                                                                              -------------    -------------
------------------------------------------------------------------------------------------------------------
Net Assets:           Total increase (decrease) in net assets .............      62,156,051      (76,594,403)
                      Beginning of year ...................................     436,036,015      512,630,418
                                                                              -------------    -------------
                      End of year .........................................   $ 498,192,066    $ 436,036,015
                                                                              =============    =============
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

Financial Highlights

                                                                                           Class A
                                                                 ------------------------------------------------------------
The following per share data and ratios have been derived                       For the Year Ended August 31,
from information provided in the financial statements.           ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ........   $  11.26     $  11.10     $  12.15     $  11.81     $  11.49
Operating                                                        --------     --------     --------     --------     --------
Performance:       Investment income--net ....................        .59          .58          .60          .63          .64
investments--net   Realized and unrealized gain (loss) on
                   investments--net ..........................        .51          .16         (.79)         .34          .32
                                                                 --------     --------     --------     --------     --------
                   Total from investment operations ..........       1.10          .74         (.19)         .97          .96
                                                                 --------     --------     --------     --------     --------
                   Less dividends and distributions:
                     Investment income--net ..................       (.59)        (.58)        (.60)        (.63)        (.64)
                     Realized gain on investments--net .......         --           --         (.18)          --           --
                     In excess of realized gain on
                     investments--net ........................         --           --         (.08)          --           --
                                                                 --------     --------     --------     --------     --------
                   Total dividends and distributions .........       (.59)        (.58)        (.86)        (.63)        (.64)
                                                                 --------     --------     --------     --------     --------
                   Net asset value, end of year ..............   $  11.77     $  11.26     $  11.10     $  12.15     $  11.81
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........     10.04%        7.02%       (1.80%)       8.39%        8.55%
Return:*                                                         ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement and
Average            excluding reorganization expenses .........       .69%         .67%         .65%         .65%         .63%
Net Assets:                                                      ========     ========     ========     ========     ========
                   Expenses, excluding reorganization expenses       .69%         .67%         .65%         .65%         .63%
                                                                 ========     ========     ========     ========     ========
                   Expenses ..................................       .75%         .67%         .65%         .65%         .63%
                                                                 ========     ========     ========     ========     ========
                   Investment income--net ....................      5.06%        5.35%        5.07%        5.25%        5.49%
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ....   $ 40,877     $ 31,868     $ 37,641     $ 45,544     $ 44,652
Data:                                                            ========     ========     ========     ========     ========
                   Portfolio turnover ........................     55.75%       84.36%      106.84%       90.92%       73.60%
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

Financial Highlights (continued)

                                                                                           Class B
                                                                 ------------------------------------------------------------
The following per share data and ratios have been derived                       For the Year Ended August 31,
from information provided in the financial statements.           ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ........   $  11.26     $  11.10     $  12.16     $  11.82     $  11.49
Operating                                                        --------     --------     --------     --------     --------
Performance:       Investment income--net ....................        .53          .53          .54          .57          .58
                   Realized and unrealized gain (loss) on
                   investments--net ..........................        .51          .16         (.80)         .34          .33
                                                                 --------     --------     --------     --------     --------
                   Total from investment operations ..........       1.04          .69         (.26)         .91          .91
                                                                 --------     --------     --------     --------     --------
                   Less dividends and distributions:
                     Investment income--net ..................       (.53)        (.53)        (.54)        (.57)        (.58)
                     Realized gain on investments--net .......         --           --         (.18)          --           --
                     In excess of realized gain on
                     investments--net ........................         --           --         (.08)          --           --
                                                                 --------     --------     --------     --------     --------
                   Total dividends and distributions .........       (.53)        (.53)        (.80)        (.57)        (.58)
                                                                 --------     --------     --------     --------     --------
                   Net asset value, end of year ..............   $  11.77     $  11.26     $  11.10     $  12.16     $  11.82
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........      9.48%        6.48%       (2.38%)       7.84%        8.09%
Return:*                                                         ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement and
Average            excluding reorganization expenses .........      1.20%        1.18%        1.16%        1.16%        1.14%
Net Assets:                                                      ========     ========     ========     ========     ========
                   Expenses, excluding reorganization expenses      1.20%        1.18%        1.16%        1.16%        1.14%
                                                                 ========     ========     ========     ========     ========
                   Expenses ..................................      1.25%        1.18%        1.16%        1.16%        1.14%
                                                                 ========     ========     ========     ========     ========
                   Investment income--net ....................      4.55%        4.85%        4.57%        4.75%        4.98%
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ....   $221,516     $200,409     $269,191     $341,111     $376,018
Data:                                                            ========     ========     ========     ========     ========
                   Portfolio turnover ........................     55.75%       84.36%      106.84%       90.92%       73.60%
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

Financial Highlights (continued)

                                                                                           Class C
                                                                 ------------------------------------------------------------
The following per share data and ratios have been derived                       For the Year Ended August 31,
from information provided in the financial statements.           ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ........   $  11.26     $  11.10     $  12.15     $  11.82     $  11.49
Operating                                                        --------     --------     --------     --------     --------
Performance:       Investment income--net ....................        .52          .52          .53          .55          .57
                   Realized and unrealized gain (loss) on
                   investments--net ..........................        .51          .16         (.79)         .33          .33
                                                                 --------     --------     --------     --------     --------
                   Total from investment operations ..........       1.03          .68         (.26)         .88          .90
                                                                 --------     --------     --------     --------     --------
                   Less dividends and distributions:
                     Investment income--net ..................       (.52)        (.52)        (.53)        (.55)        (.57)
                     Realized gain on investments--net .......         --           --         (.18)          --           --
                     In excess of realized gain on
                     investments--net ........................         --           --         (.08)          --           --
                                                                 --------     --------     --------     --------     --------
                   Total dividends and distributions .........       (.52)        (.52)        (.79)        (.55)        (.57)
                                                                 --------     --------     --------     --------     --------
                   Net asset value, end of year ..............   $  11.77     $  11.26     $  11.10     $  12.15     $  11.82
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........      9.37%        6.37%       (2.40%)       7.65%        7.98%
Return:*                                                         ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement and
Average            excluding reorganization expenses .........      1.30%        1.28%        1.26%        1.26%        1.24%
Net Assets:                                                      ========     ========     ========     ========     ========
                   Expenses, excluding reorganization expenses      1.30%        1.28%        1.26%        1.26%        1.24%
                                                                 ========     ========     ========     ========     ========
                   Expenses ..................................      1.35%        1.28%        1.26%        1.26%        1.24%
                                                                 ========     ========     ========     ========     ========
                   Investment income--net ....................      4.45%        4.75%        4.46%        4.64%        4.87%
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ....   $ 16,357     $ 10,262     $ 11,769     $ 12,646     $ 10,904
Data:                                                            ========     ========     ========     ========     ========
                   Portfolio turnover ........................     55.75%       84.36%      106.84%       90.92%       73.60%
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                           Class D
                                                                 ------------------------------------------------------------
The following per share data and ratios have been derived                       For the Year Ended August 31,
from information provided in the financial statements.           ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ........   $  11.26     $  11.10     $  12.16     $  11.82     $  11.49
Operating                                                        --------     --------     --------     --------     --------
Performance:       Investment income--net ....................        .58          .57          .59          .62          .63
                   Realized and unrealized gain (loss) on
                   investments--net ..........................        .51          .16         (.80)         .34          .33
                                                                 --------     --------     --------     --------     --------
                   Total from investment operations ..........       1.09          .73         (.21)         .96          .96
                                                                 --------     --------     --------     --------     --------
                   Less dividends and distributions:
                     Investment income--net ..................       (.58)        (.57)        (.59)        (.62)        (.63)
                     Realized gain on investments--net .......         --           --         (.18)          --           --
                     In excess of realized gain on
                     investments--net ........................         --           --         (.08)          --           --
                                                                 --------     --------     --------     --------     --------
                   Total dividends and distributions .........       (.58)        (.57)        (.85)        (.62)        (.63)
                                                                 --------     --------     --------     --------     --------
                   Net asset value, end of year ..............   $  11.77     $  11.26     $  11.10     $  12.16     $  11.82
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........      9.93%        6.91%       (1.98%)       8.28%        8.53%
Return:*                                                         ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement and
Average            excluding reorganization expenses .........       .79%         .77%         .75%         .75%         .73%
Net Assets:                                                      ========     ========     ========     ========     ========
                   Expenses, excluding reorganization expenses       .79%         .77%         .75%         .75%         .73%
                                                                 ========     ========     ========     ========     ========
                   Expenses ..................................       .84%         .77%         .75%         .75%         .73%
                                                                 ========     ========     ========     ========     ========
                   Investment income--net ....................      4.96%        5.25%        4.98%        5.15%        5.39%
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ....   $219,442     $193,497     $194,029     $205,507     $185,300
Data:                                                            ========     ========     ========     ========     ========
                   Portfolio turnover ........................     55.75%       84.36%      106.84%       90.92%       73.60%
                                                                 ========     ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") (formerly Merrill Lynch California Municipal Bond Fund) is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $422,033 decrease to the cost of securities and a corresponding $422,033 increase to net unrealized appreciation, based on debt securities held as of August 31, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $841,094 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $222,000 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

For the year ended August 31, 2001, FAM earned fees of $2,402,943, of which $123 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ...........................................      .25%           .25%
Class C ...........................................      .25%           .35%
Class D ...........................................      .10%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

For the year ended August 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                             FAMD        MLPF&S
--------------------------------------------------------------------------------
Class A ..................................................  $  406       $ 2,984
Class D ..................................................  $6,860       $32,365
--------------------------------------------------------------------------------

For the year ended August 31, 2001, MLPF&S received contingent deferred sales charges of $204,276 and $7,743 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimbursed FAM for such services. For the year ended August 31, 2001, the Fund reimbursed FAM an aggregate of $32,447 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001 were $232,477,483 and $241,380,643, respectively.

Net realized gains for the year ended August 31, 2001 and net unrealized gains as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                        Realized     Unrealized
                                                          Gains         Gains
--------------------------------------------------------------------------------
Long-term investments ..............................   $9,044,565    $43,126,936
                                                       ----------    -----------
Total ..............................................   $9,044,565    $43,126,936
                                                       ==========    ===========
--------------------------------------------------------------------------------

As of August 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $42,303,120 all of which related to appreciated securities. The aggregate cost of investments at August 31, 2001 for Federal income tax purposes was $446,676,473.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $42,004,021 and ($80,602,960) for the years ended August 31, 2001 and August 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended August 31, 2001                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................         513,317       $  5,929,702
Shares issued resulting from
reorganization .............................         709,445          8,143,032
Shares issued to shareholders
in reinvestment of dividends ...............          58,776            670,910
                                                  ----------       ------------
Total issued ...............................       1,281,538         14,743,644
Shares redeemed ............................        (637,579)        (7,265,629)
                                                  ----------       ------------
Net increase ...............................         643,959       $  7,478,015
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended August 31, 2000                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................        271,703        $ 2,948,594
Shares issued to shareholders
in reinvestment of dividends ................         69,523            752,791
                                                    --------        -----------
Total issued ................................        341,226          3,701,385
Shares redeemed .............................       (902,034)        (9,789,698)
                                                    --------        -----------
Net decrease ................................       (560,808)       $(6,088,313)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended August 31, 2001                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................       2,003,207       $ 22,872,285
Shares issued resulting from
reorganization .............................       4,326,280         49,673,399
Shares issued to shareholders
in reinvestment of dividends ...............         338,921          3,869,296
                                                  ----------       ------------
Total issued ...............................       6,668,408         76,414,980
Automatic conversion of shares .............      (2,210,553)       (25,279,979)
Shares redeemed ............................      (3,430,047)       (39,077,312)
                                                  ----------       ------------
Net increase ...............................       1,027,808       $ 12,057,689
                                                  ==========       ============
--------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended August 31, 2000                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................       1,627,358       $ 17,700,189
Shares issued to shareholders
in reinvestment of dividends ...............         438,770          4,751,640
                                                  ----------       ------------
Total issued ...............................       2,066,128         22,451,829
Automatic conversion of shares .............      (2,357,561)       (25,642,543)
Shares redeemed ............................      (6,159,170)       (66,667,277)
                                                  ----------       ------------
Net decrease ...............................      (6,450,603)      $(69,857,991)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2001                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold .................................        471,250        $ 5,418,261
Shares issued resulting from
reorganization ..............................        250,005          2,869,992
Shares issued to shareholders
in reinvestment of dividends ................         24,379            278,376
                                                    --------        -----------
Total issued ................................        745,634          8,566,629
Shares redeemed .............................       (266,876)        (3,043,289)
                                                    --------        -----------
Net increase ................................        478,758        $ 5,523,340
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2000                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold .................................        236,784        $ 2,578,590
Shares issued to shareholders
in reinvestment of dividends ................         24,482            265,078
                                                    --------        -----------
Total issued ................................        261,266          2,843,668
Shares redeemed .............................       (410,140)        (4,431,524)
                                                    --------        -----------
Net decrease ................................       (148,874)       $(1,587,856)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended August 31, 2001                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................         763,479       $  8,801,336
Shares issued resulting from
reorganization .............................         688,703          7,906,961
Automatic conversion of shares .............       2,210,746         25,279,979
Shares issued to shareholders
in reinvestment of dividends ...............         358,892          4,097,324
                                                  ----------       ------------
Total issued ...............................       4,021,820         46,085,600
Shares redeemed ............................      (2,553,699)       (29,140,623)
                                                  ----------       ------------
Net increase ...............................       1,468,121       $ 16,944,977
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended August 31, 2000                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................         399,431       $  4,340,658
Automatic conversion of shares .............       2,358,345         25,642,543
Shares issued to shareholders
in reinvestment of dividends ...............         368,042          3,987,609
                                                  ----------       ------------
Total issued ...............................       3,125,818         33,970,810
Shares redeemed ............................      (3,420,976)       (37,039,610)
                                                  ----------       ------------
Net decrease ...............................        (295,158)      $ (3,068,800)
                                                  ==========       ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended August 31, 2001.

6. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of approximately $15,914,000, of which $94,000 expires in 2003, $606,000 expires in 2007, $4,592,000 expires in 2008 and $10,622,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. Acquisition of Other FAM-Managed Investment Companies:

On July 23, 2001, the Fund acquired all of the net assets of Merrill Lynch California Insured Municipal

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Bond Fund of Merrill Lynch California Municipal Series Trust and Merrill Lynch California Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following shares of beneficial interest:

--------------------------------------------------------------------------------
                                                            Shares of Beneficial
                                                             Interest Exchanged
--------------------------------------------------------------------------------
Merrill Lynch California Insured
Municipal Bond Fund ..........................................    6,343,848
Merrill Lynch California Limited Maturity
Municipal Bond Fund of Merrill Lynch
Multi-State Limited Maturity Municipal
Series Trust .................................................      307,835
--------------------------------------------------------------------------------

In exchange for these shares, the Fund issued 5,974,433 shares of beneficial interest. As of that date, net assets of the acquired funds, including unrealized appreciation and accumulated net realized capital losses, were as follows:

--------------------------------------------------------------------------------
                                                                    Accumulated
                                                                        Net
                                                                      Realized
                                         Net         Unrealized       Capital
                                        Assets      Appreciation       Losses
--------------------------------------------------------------------------------
Merrill Lynch
California
Insured Municipal
Bond Fund ......................     $65,555,904     $3,632,145     $(2,685,778)
Merrill Lynch
California Limited
Maturity Municipal
Bond Fund of
Merrill Lynch Multi-
State Limited
Maturity Municipal
Series Trust ...................     $ 3,037,480     $  159,155     $  (280,565)
--------------------------------------------------------------------------------

The aggregate net assets of the Fund immediately after the acquisition amounted to $484,280,806.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund (formerly Merrill Lynch California Municipal Bond Fund) of Merrill Lynch California Municipal Series Trust as of August 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 11, 2001


25
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Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch California Insured Municipal Bond Fund during its taxable year ended August 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2001

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

[LOGO] Merrill Lynch Investment Managers

                     [GRAPHIC]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
California Insured
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

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